                       Securities and Exchange Commission

                              Washington, DC 20549

                                   Form 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report October 23, 2001

                         Sterling Financial Corporation
             (Exact name of registrant as specified in its charter)


 Pennsylvania                       0-16276                      23-2449551
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

    101 North Pointe Boulevard, Lancaster, Pennsylvania     17601-4133
    (Address of principal executive offices)                (Zip Code)

              Registrant's Telephone number, including area code:
                                 (717) 581-6030
                                       N/A
          (Former name or former address, if changed since last report)
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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

               On October 23, 2001, Sterling Financial Corporation issued a press release reporting third quarter and nine-month earnings. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

               (b)  Not Applicable.

               (c)  Exhibit:

                    99.1 Press Release of Sterling Financial Corporation, dated
                         October 23, 2001.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Sterling Financial Corporation
                                       (Registrant)

                                       By:  /s/ Douglas P. Barton
                                          -------------------------------------
                                         Douglas P. Barton, CPA
                                         Vice President/Chief Accounting Officer

DATE     October 24, 2001
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                                  EXHIBIT INDEX

                                                        Page Number in
                                                        Manually Signed
     Exhibit                                               Original

     99.1   Press Release, of
            Sterling Financial
            Corporation dated
            October 23, 2001